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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2002



                              RVM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-1709                 31-1515410
(State or other jurisdiction of      (Commission    (IRS employer identification
incorporation or organization)       file number)         number)


         753 WEST WATERLOO ROAD, AKRON, OHIO                  44314-1519
       (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (330) 753-4545


Former name or former address, if changed since last report: NOT APPLICABLE
















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ITEM 5.  OTHER EVENTS

On February 21, 2002, RVM Industries, Inc. (the "Company") issued a press release announcing its intent to shut down its operations. As the Company reported in its most recent quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on February 14, 2002, there were material changes in the Company's financial condition in the quarter ended December 31, 2001. As disclosed therein and in earlier Form 10-Q reports filed by the Company during the last year, the Company has had to restructure its debt repeatedly. Substantial debt payments are due on March 31, 2002, and the Company will be unable to meet its payment obligations on that date. The Company has attempted to deal with its fiscal problems by selling off assets. On August 10, 2001, the Company issued a press release to announce the closing of the operations of, and the company's intent to sell, its wholly owned subsidiary, Albex Aluminum, Inc. ("Albex"); a Form 8-K was filed on August 14, 2001, and the sale of the extrusion assets of Albex was completed on December 19, 2001. On November 17, 2001, the Company issued a press release to announce the sale, on November 14, 2001, of the assets of another wholly owned subsidiary, Ravens, Inc.; a Form 8-K was filed on November 21, 2001. On December 20, 2001, the Company filed a Form 8-K to announce that its independent public accountants had resigned on December 17, 2001. In its Form 10-Q filed on February 14, 2002, the Company announced the resignation of its Chief Financial Officer. The resignation of the auditors and the Chief Financial Officer were made without dispute with the Company over accounting practices and procedures. Management does not believe the Company can continue to operate under these circumstances. The Company intends to sell the assets of its one remaining subsidiary, Signs and Blanks, Inc., use the proceeds of that sale and any other assets of the Company to pay its creditors to the extent that funds are available and cease operations at the earliest practicable date. As the Company winds down its operations, its shares will have little or no value to stockholders, and it is unlikely the Company will be able to repay debt to related parties.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               (99) Press Release dated February 21, 2002, announcing the intention of RVM Industries, Inc. to sell its remaining assets, pay creditors to the extent funds are available and cease operations


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RVM INDUSTRIES, INC.



                                    By:      /s/ Jacob Pollock
                                             ----------------------------
                                             Jacob Pollock
                                             Principal Financial Officer and
                                             Principal Accounting Officer


Dated: February 21, 2002











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                              RVM INDUSTRIES, INC.

                             FORM 8-K CURRENT REPORT


                                INDEX OF EXHIBITS

99 Press Release dated February 21, 2002, announcing the intention of RVM Industries, Inc. to sell its remaining assets, pay creditors to the extent funds are available and cease operations